Exhibit 99.2

THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third party trademarks used herein are the property of their respective owners. First Quarter 2024 Financial Results and Business Update May 13 , 2024 © 2024 Theravance Biopharma. All rights reserved.

Forward Looking Statements

This presentation contains certain "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives, expectations and future events. Theravance Biopharma, Inc. (the “Company”) intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.

Examples of such statements include statements relating to: the Company’s expectations regarding its future profitability, expenses and uses of cash, the Company’s goals, designs, strategies, plans and objectives, future growth of YUPELRI sales, future royalty payments, the ability to provide value to shareholders, the Company’s regulatory strategies and timing of clinical studies, possible safety, efficacy or differentiation of our investigational therapy, the status of patent infringement litigation initiated by the Company and its partner against certain generic companies in federal district courts; contingent payments due to the Company from the sale of the Company’s TRELEGY ELLIPTA royalty interests to Royalty Pharma, and expectations around the use of OHSA scores as endpoints for clinical trials. These statements are based on the current estimates and assumptions of the management of Theravance Biopharma as of the date of this press release and the conference call and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Theravance Biopharma to be materially different from those reflected in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to: factors that could increase the Company’s cash requirements or expenses beyond its expectations and any factors that could adversely affect its profitability, whether the milestone thresholds can be achieved, delays or difficulties in commencing, enrolling or completing clinical studies, the potential that results from clinical or non-clinical studies indicate the Company’s product candidates or product are unsafe, ineffective or not differentiated, risks of decisions from regulatory authorities that are unfavorable to the Company, dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover, develop, manufacture and commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expertise and supporting infrastructure, the ability of the Company to protect and to enforce its intellectual property rights, volatility and fluctuations in the trading price and volume of the Company’s shares, and general economic and market conditions.

Other risks affecting the Company are in the Company’s Form 10-K filed with the SEC on March 1, 2024, and other periodic reports filed with the SEC. In addition to the risks described above and in Theravance Biopharma's filings with the SEC, other unknown or unpredictable factors also could affect Theravance Biopharma’s results. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Theravance Biopharma assumes no obligation to update its forward-looking statements on account of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

Theravance Biopharma provides a non-GAAP profitability target and a non-GAAP metric in this press release. Theravance Biopharma believes that the non-GAAP profitability target and non-GAAP net profit (loss) from continuing operations provide meaningful information to assist investors in assessing prospects for future performance and actual performance as they provide better metrics for analyzing the performance of its business by excluding items that may not be indicative of core operating results and the Company's cash position. Because non-GAAP financial targets and metrics, such as non-GAAP profitability and non-GAAP net loss from continuing operations, are not standardized, it may not be possible to compare these measures with other companies' non-GAAP targets or measures having the same or a similar name. Thus, Theravance Biopharma's non-GAAP measures should be considered in addition to, not as a substitute for, or in isolation from, the Company's actual GAAP results and other targets.

Please see the appendix attached to this presentation for a reconciliation of non-GAAP net profit (loss) from continuing operations to its corresponding measure, net profit (loss) from continuing operations. A reconciliation of non-GAAP net profit (loss) from continuing operations to its corresponding GAAP measure is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, expenses and other factors in the future.

Theravance Biopharma
Medicines That Make a Difference
2

Introduction Rick Winningham Chief Executive Officer Ampreloxetine Update Áine Miller Senior Vice President, Head of Development YUPELRI ® Update Rhonda Farnum Senior Vice President, Chief Business Officer Financial Update Aziz Sawaf Senior Vice President, Chief Financial Officer Closing Remarks Rick Winningham Chief Executive Officer Agenda 3

Strategic Objectives: Q1 2024 Progress

YUPELRI® revefenacin inhalation solution

- Q1 YUPELRI reported net sales reached **$55.2M up 18% Y/Y**
- Continued **robust hospital sales growth** of 31% Y/Y and LA-Neb market share gain Y/Y
- **On track with China filing mid-2024**, leading to potential $7.5M milestone upon approval

Ampreloxetine

- **Investor event** to be held on May 23rd
- **On track to enroll last patient** in the open label portion of CYPRESS in H2'24
- Continue to **advance regulatory and early commercialization preparedness** throughout '24

Corporate

- Q1 ending cash balance of $100M
- TRELEGY Q1 Net Sales of $749M (+32% Y/Y)[1]
- TRELEGY 2024 Milestones:[2]
  - $25M for ~$2.9B in Net Sales
  - $50M for ~$3.2B in Net Sales

  (FY'23 TRELEGY sales reached $2.739B, +28% Y/Y growth)[1]

Theravance Biopharma
Medicines That Make a Difference

1. Source: GSK-reported Net Sales in USD.
2. Theravance stands to receive up to $200 million in Trelegy sales milestones paid directly from Royalty Pharma. The first payment, of $25 million, will be triggered if Royalty Pharma (RP) receives $240 million or more in royalty payments from GSK based on 2024 TRELEGY global net sales, which we expect would occur should TRELEGY global net sales reach approximately $2.9 billion. A second payment of $25 million (for a total of $50 million) will be triggered if Royalty Pharma receives $275 million or more in royalty payments from GSK, which we expect would occur should 2024 TRELEGY global net sales exceed approximately $3.2 billion.

4

5 1. In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co - promotes the product under a prof it and loss sharing arrangement (65% to Viatris; 35% to Theravance Biopharma). 2 . As of March 31, 2024 . 3 . As of March 31, 2024, Theravance Biopharma is eligible to receive from Viatris potential global development, regulatory and sa les milestone payments (excluding China and adjacent territories) totaling up to $205.0 million in the aggregate; refer to our SEC filings for further information. 4. As of March 31, 2024 , Theravance Biopharma is eligible to receive potential development and sales milestones totaling $52.5 million related to Viatris’ development and commercialization of nebulized revefenacin in China and adjacent territories, with $45.0 mil lion associated with YUPELRI monotherapy and $7.5 million associated with future potential combination products; refer to our SEC filings for further information. 5 . Refer to our SEC filings for further information. ODD, Orphan Drug Designation. Theravance Today: Focused on Value Creation • U.S. YUPELRI Co - Promote 1 : Last Twelve Months’ sales of $229M as of 3/31/24 • Brand profitable, with expanding profit margins • Ampreloxetine: wholly - owned Phase 3 rare neuro asset with ODD; top line data expected 2025 • $100M cash and no debt 2 • Potential milestones and royalties: • TRELEGY: Up to $200M in sales milestones through 2026; royalties returning in 2029 • YUPELRI: • U.S. Monotherapy: Up to $150M in sales milestones 3 ; first $25M for $250M of net sales in any calendar year • China Monotherapy: Up to $45M in development and sales milestones, 14 - 20% tiered royalties 4 • OUS (ex - China): Low double - digit to mid - teens royalties 5 Growing YUPELRI ® , Maximizing Ampreloxetine, Maintaining Financial Strength 1 2 3 4

Ampreloxetine Investigational once - daily norepinephrine reuptake inhibitor For symptomatic neurogenic orthostatic hypotension (nOH) in multiple system atrophy (MSA) patients

Phase 3 CYPRESS Study Update

Maximizing the Probability of Clinical and Regulatory Success

CYPRESS Study Management

1. **Careful site selection**
   - Informed by Study 0169/170 experience, internal data analytics
   - Includes leading KOLs and many of the same sites from Studies 0169 and 0170
   - To-date enrollment metrics consistent with expectations and Study 170
2. **Patient-centered design**
   - Infrastructure in place to support remote visits
3. **High standards for training and conduct**
4. **Sites actively recruiting in NA, Europe, LatAm**

Program Alignment Derisks Regulatory Path

1. **Aligned with FDA** on CYPRESS design, and OHSA composite as primary endpoint
2. **FDA-supported, Anchor-Based Analysis** included to establish clinically meaningful thresholds for patient-reported outcomes measures
   - ~1 point change in OHSA Composite identified as clinically meaningful[1]
3. **NDA authoring underway**
   - CMC, non-clinical pharmacology/toxicology, and clinical pharmacology programs complete
4. **Successful CYPRESS study fulfills requirement for a full approval**

1. Kaufmann H. (2023, November 15-18). Evaluating clinically meaningful changes in the Orthostatic Hypotension Symptom Assessment domain of the Orthostatic Hypotension Questionnaire. [Poster presentation].

KOL, key opinion leader; LatAm, Latin America; NA; North America; OHSA, orthostatic hypotension symptom assessment.

Theravance Biopharma
Medicines That Make a Difference
7

VIRTUAL KOL EVENT To Discuss Ampreloxetine’s Promise for the Treatment of Symptomatic Neurogenic Orthostatic Hypotension (nOH) in Patients with Multiple System Atrophy (MSA) Horacio Kaufmann, MD, FAAN (New York University) Thursday, May 23, 2024 | 10:00 AM ET Italo Biaggioni, MD (Vanderbilt University) Featuring:

FDA - approved for maintenance treatment of COPD First and only once - daily, LAMA (long - acting muscarinic agent) nebulized maintenance medicine for COPD Co - promotion agreement with VIATRIS TM (35% / 65% Profit Share)

YUPELRI ® Continued Y/Y Net Sales Growth 10 In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co - promotes the product under a profit and loss sharing arrangement (65% to Viatris; 35% to Theravance Biopharma). $16.5 $29.6 $36.8 $30.3 $37.0 $38.7 $36.9 $41.8 $39.4 $43.8 $43.7 $49.1 $53.4 $55.7 $47.0 $55.0 $58.3 $60.6 $55.2 0 10 20 30 40 50 60 70 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Total YUPELRI Net Sales ($M) Net sales increased 18% Q1’24 vs. Q1’23

Theravance Hospital Execution Drives Value



YUPELRI Hospital Doses
250K
200K
150K
100K
50K
0K
19K
30K
54K
34K
47K
54K
56K
70K
78K
93K
98K
108K
113K
138K
162K
158K
162K
191K
213K
Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24

Hospital sales (doses) increased 31% Q1’24 vs. Q1’23[1]

Theravance Biopharma
Medicines That Make a Difference

1. Source: IQVIA DDD, HDS, VA and Non-Reporting Hospital through Mar’24. Preliminary data subject to revision upon receipt of final data.

11

YUPELRI ® Market Share Progression 12 1. Joint VTRS/TBPH Market Research (Aug’23). * Hospital LA - NEB Market Share - IQVIA DDD through Mar’24. †Community LA - NEB Market Share includes Retail + DME / Med B FFS through Jan’24. 8.6% 9.5% 10.8% 11.3% 11.6% 13.3% 12.4% 15.0% 15.2% 16.1% 16.7% 16.6% 0% 5% 10% 15% 20% 25% 30% 35% Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Hospital LA - NEB Market Share* YUPELRI Hospital LA-NEB Market Share Patients continue treatment in the community setting which is inclusive of both the retail and DME channels 21.4% 22.5% 23.2% 24.1% 25.3% 26.4% 27.1% 28.0% 29.1% 30.5% 31.1% 30.5% 0% 5% 10% 15% 20% 25% 30% 35% Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Community LA - NEB Market Share † YUPELRI Community LA-NEB Market Share Most patients who receive YUPELRI in the hospital are discharged with an Rx 1 LA - NEB Market: YUPELRI, BROVANA, LONHALA, PERFOROMIST, arformoterol, formoterol Hospital LA - NEB Market Share Community LA - NEB Market Share †

YUPELRI® Retail Trends



YUPELRI Retail TRx
35 K
30 K
25 K
20 K
15 K
10 K
5 K
K
YUPELRI Retail TRx
Q/Q Growth
-2%
10%
5%
4%
7%
8%
9%
7%
-9%
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
YUPELRI Retail TRx



YUPELRI Retail New to Product Rx
5 K
4 K
3 K
2 K
1 K
K
YUPELRI Retail New to Product Rx
0%
11%
5%
12%
23%
6%
-4%
7%
-3%
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
YUPELRI Retail New to Product Rx

Theravance Biopharma
Medicines That Make a Difference

Source: Symphony Health METYS Prescription Dashboard through Mar'24.
TRx, Total Prescriptions; Rx, Prescriptions.

13

YUPELRI ® Value Proposition 14 1. In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co - promotes the product under a prof it and loss sharing arrangement (65% to Viatris; 35% to Theravance Biopharma). 2. As of March 31, 2024, Theravance Biopharma is eligible to receive from Viatris potential global development, regulatory and sales milestone payment s (excluding China and adjacent territories) totaling up to $205.0 million in the aggregate; refer to our SEC filings for further information. 3. As of March 31, 2024, Theravance Biopharma is eligible to receive potent ial development and sales milestones totaling $52.5 million related to Viatris’ development and commercialization of nebulized revefenacin in China and adjacent territories, with $45.0 million associated with YUPELRI mono the rapy and $7.5 million associated with future potential combination products; refer to our SEC filings for further information . 4. Refer to our SEC filings for further information. COPD, chronic obstructive pulmonary disease; LAMA, long - acting muscarinic agent . • Only Once - Daily Nebulized LAMA COPD Maintenance Medicine • Significant Commercial Opportunity Going Forward: • U.S. YUPELRI Co - Promote 1 : Last Twelve Months’ sales of $229M as of 3/31/24 • Brand profitable, with expanding profit margins • Significant potential milestones and royalties: • U.S. Monotherapy: Up to $150M in sales milestones 2 ; first $25M for $250M of net sales in any calendar year • China Monotherapy: Up to $45M in development and sales milestones; 14 - 20% tiered royalties 3 • OUS (ex - China): Low double - digit to mid - teens royalties 4 • IP protection granted to 2039 in the US

Financial Update

16 1. Amounts include share - based compensation. 2. Non - GAAP net profit (loss) from continuing operations consists of GAAP net loss before taxes excluding share - based compensati on expense and non - cash interest expense; see reconciliation on Slide 17 and the section titled "Non - GAAP Financial Measures“ on Slide 2 for more information. First Quarter 2024 Financials (Unaudited) ($, in thousands) Revenue: Viatris collaboration agreement $ 14,503 $ 10,411 Collaboration revenue - 6 Total revenue 14,503 10,417 Costs and expenses: Research and development (1) 8,968 14,572 Selling, general and administrative (1) 16,742 19,183 Restructuring and related expenses (1) - 1,574 Total costs and expenses 25,710 35,329 Loss from operations (before tax and other income & expense) $ (11,207) $ (24,912) Share-based compensation expense: Research and development 1,465 2,441 Selling, general and administrative 3,764 4,223 Restructuring and related expenses - 357 Total share-based compensation expense 5,229 7,021 Operating expense excl. share-based compensation: R&D operating expense (excl. share-based compensation) 7,503 12,131 SG&A operating expense (excl. share-based compensation) 12,978 14,960 Total operating expenses excl. share-based compensation $ 20,481 $ 27,091 Non-GAAP net loss (2) $ (4,544) $ (14,912) Three Months Ended March 31, 2024 2023 (Unaudited)

First Quarter 2024 Financials (Unaudited) (Cont’d) 17 See the section titled "Non - GAAP Financial Measures" on Slide 2 for more information. GAAP Net Loss $ (11,664) $ (22,088) Adjustments: Share-based compensation expense 5,229 7,021 Non-cash interest expense 629 550 Income tax expense (benefit) 1,262 (395) Non-GAAP Net Loss $ (4,544) $ (14,912) Non-GAAP Net Loss per Share Basic and diluted non-GAAP net loss per share $ (0.09) $ (0.24) Shares used to compute basic and diluted non-GAAP net loss per share 48,283 62,934 (Unaudited) Reconciliation of GAAP to Non-GAAP Net Loss (In thousands, except per share data) Three Months Ended March 31, 2024 2023

Q1 2024 Financial Highlights Operating from a position of financial strength 18 1. Non - GAAP net profit (loss) from continuing operations consists of GAAP net income (loss) before taxes less share - based compen sation expense and non - cash interest expense; see reconciliation on Slide 17 and the section titled "Non - GAAP Financial Measures“ on Slide 2 for more information. 2. Cash, cash equivalents and marketable securities. SBC, Share - Based Compensation. Metric Q1 ‘24 (M) Q1 ‘23 (M) Note VIATRIS Collaboration Revenue $14.5 $10.4 • Representing robust 39% YoY growth SG&A and R&D Expense, ex - SBC $20.5 $27.1 Share - Based Compensation $5.2 $7.0 GAAP Net Loss from Operations ($11.2) ($24.9) Non - GAAP Net Loss from Operations 1 ($4.5) ($14.9) Cash and Cash Equivalents 2 (as of quarter - end) $100.0 $260.0 • Completed remaining share buybacks in Jan’24 Debt (as of quarter - end) $0.0 $0.0 • All long - term debt retired in 2022 Shares Outstanding (as of quarter - end) 48.6 60.5 • Completed remaining share buybacks in Jan’24

TRELEGY ELLIPTA Milestones and Royalties

GSK's TRELEGY ELLIPTA (FF/UMEC/VI): First and Only Once-Daily Single Inhaler Triple Therapy

Milestones

$200M in potential sales-based milestones[1] from 2024 to 2026:

Year	Royalty Threshold[2]	Global Net Sales Equivalent	Milestone to Theravance
2024[1]	$240M	$2,863M	$25M
	$275M	$3,213M	$50M
2025[1]	$260M	$3,063M	$25M
	$295M	$3,413M	$50M
2026[1]	$270M	$3,163M	$50M
	$305M	$3,513M	$100M

Net Sales: Q1'24 of $749M, +32% Y/Y[2]

Royalties

Outer-Year Royalties[3] return in 2029:

- Ex-US royalties return Jul. 1, 2029
- US royalties return after Jan. 1, 2031
- Calculated on global net sales of eligible territories
- Share of royalties received equivalent to an upwardly tiered rate of 5.5 - 8.5%[4]
- Paid directly to Theravance from Royalty Pharma

GSK remains exclusively responsible for commercialization of TRELEGY ELLIPTA

Theravance Biopharma
Medicines That Make a Difference

1. If both milestones are achieved in a given year, Theravance Biopharma will only earn the higher milestone.
2. Source: GSK-reported Net Sales in USD.
3. U.S. royalties expected to end late 2032; ex-U.S. royalties expected to end mid-2030s and are country specific.
4. Total royalties owed are 6.5% to 10.0% of global net sales in eligible territories; Theravance receives 85% of royalties owed.
FF, Fluticasone Furoate; UMEC, Umeclidinium; VI, Vilanterol.

19

20 1. If both milestones are achieved in a given year, Theravance Biopharma will only earn the higher milestone. 2. GSK - reported Net Sales in USD. 3. Bloomberg Consensus as of 5/10/24. Theravance stands to receive up to $200 million in Trelegy sales milestones paid directly from Royalty Pharma. The first paym ent , of $25 million, will be triggered if Royalty Pharma (RP) receives $240 million or more in royalty payments from GSK based on 2024 TRELEGY global net sales, which we expect would occur should TRELEGY global net sales reach approximately $2.9 billio n. A second payment of $25 million (for a total of $50 million) will be triggered if Royalty Pharma receives $275 million or more in royalty payments from GSK, which we expect would occur should 2024 TRELEGY global net sales exceed approximately $3.2 bi llion. TRELEGY Ellipta Sales Milestones Up to $200 million in milestones from 2024 through 2026 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 ÜÚÜÛ ÜÚÜÜ ÜÚÜÝ 2024 E 2025 E 2026 E Consensus 3 Actuals 2 Net Sales ($M) $1,674 $2,142 $2,739 $3,180 $3,494 $3,700 Threshold to achieve higher 1 milestone tier Threshold to achieve lower milestone tier TRELEGY Global Net Sales ($M) $50M $25M $50M $25M $100M $50M 28% growth 28% growth

2024 Financial Guidance 21 1. Non - GAAP net profit (loss) from continuing operations is expected to consist of GAAP net income (loss) before taxes less shar e - based compensation expense and non - cash interest expense; the section titled “Non - GAAP Financial Measures” on Slide 2 for more information. 2. The Company previously re cognized a portion ($46.9M) of the total potential $250M milestones at the time of sale in July 2022; as a result, the Company will not recognize any additional milestone incom e u ntil the cumulative milestone payments exceed the $46.9M previously recognized. 3. 2024 Estimates assume mid - point of Guidance. 32.6 33.0 53.1 50.0 25.4 20.0 2.4 113.5 103.0 $0 $20 $40 $60 $80 $100 $120 $140 2023A 2024E R&D SG&A Share-Based Comp Severance & Restructuring Operating Expenses ($M) 2024 OPEX Guidance : • R&D (excluding share - based comp): $30M - $36M • SG&A (excluding share - based comp): $45M - $55M: • Includes G&A Y/Y reduction of ~20% • Share - Based Compensation: $18M - $22M, ~20% Y/Y decrease 2024 Non - GAAP Profitability / Loss Guidance 1 : • Non - GAAP Loss in 1H’24; approach Non - GAAP breakeven in 2H’24 • Limited cash burn expected in FY 2024 • Excludes potential milestones If achieved, TRELEGY milestones recognized as Other Income: • Cash received will be full amount of the milestone(s) • Accounting recognition will less than the full amount due to already recognizing a portion of the milestones at time of sale 2 ; we will recognize: • $0M of Other Income if $25M milestone is achieved • $3M of Other Income if $50M milestone is achieved • For 2024 milestones, expected cash receipt in 1H’25 3

22 Theravance’s Strategic Focus • Grow YUPELRI in the United States; realize value through China expansion: • Drive U.S. hospital growth as part of overall brand maximization strategy • Achieve up to $150M in U.S. monotherapy sales milestones; first $25M for $250M of net sales in any given year • Realize up to $45M in China monotherapy development and sales milestones, 14 - 20% tiered royalties • Successfully develop and commercialize ampreloxetine globally: • Retain U.S. rights, Partner ex - US • Achieve Up to $200M in TRELEGY sales milestones, beginning in 2024, with royalties returning in 2029 • Maintain financial strength Grow YUPELRI ® , Maximize Ampreloxetine, Optimize Financial Returns 1 2 3 4

Rick Winningham Chairman and Chief Executive Officer Aziz Sawaf, CFA Senior Vice President, Chief Financial Officer Rhonda Farnum Senior Vice President, Chief Business Officer Áine Miller Senior Vice President, Development Q&A Session

YUPELRI ® (revefenacin) Inhalation Solution YUPELRI ® inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD) . Important Safety Information (US) YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product . YUPELRI should not be initiated in patients during acutely deteriorating or potentially life - threatening episodes of COPD, or for the relief of acute symptoms, i . e . , as rescue therapy for the treatment of acute episodes of bronchospasm . Acute symptoms should be treated with an inhaled short - acting beta 2 - agonist . As with other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life - threatening . If paradoxical bronchospasm occurs following dosing with YUPELRI, it should be treated immediately with an inhaled, short - acting bronchodilator . YUPELRI should be discontinued immediately and alternative therapy should be instituted . YUPELRI should be used with caution in patients with narrow - angle glaucoma . Patients should be instructed to immediately consult their healthcare provider if they develop any signs and symptoms of acute narrow - angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images in association with red eyes from conjunctival congestion and corneal edema . Worsening of urinary retention may occur . Use with caution in patients with prostatic hyperplasia or bladder - neck obstruction and instruct patients to contact a healthcare provider immediately if symptoms occur . Immediate hypersensitivity reactions may occur after administration of YUPELRI . If a reaction occurs, YUPELRI should be stopped at once and alternative treatments considered . The most common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2 % in the YUPELRI group, and higher than placebo, included cough, nasopharyngitis, upper respiratory infection, headache and back pain . Coadministration of anticholinergic medicines or OATP 1 B 1 and OATP 1 B 3 inhibitors with YUPELRI is not recommended . YUPELRI is not recommended in patients with any degree of hepatic impairment . 24 OATP, organic anion transporting polypeptide.

About YUPELRI® (revefenacin) Inhalation Solution

YUPELRI® (revefenacin) inhalation solution is a once-daily nebulized LAMA approved for the maintenance treatment of COPD in the US.

Market research by Theravance Biopharma indicates approximately 9% of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy.[1] LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI® is positioned as the first once-daily single-agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy. YUPELRI®'s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products.

Theravance Biopharma
Medicines That Make a Difference

1. TBPH market research (N=160 physicians); refers to US COPD patients.
COPD, chronic obstructive pulmonary disease; LAMA, long-acting muscarinic antagonist.

25

Appendix

Appendix I: YUPELRI ®

Substantial Opportunity for Further YUPELRI® Growth

YUPELRI May Be Appropriate for ~2M Maintenance Patients in U.S.[1]

COPD Patients Who Could Potentially Benefit from Nebulized Maintenance Therapy

Current COPD Patients on Nebulized Maintenance Therapy

Estimated Patients on YUPELRI Currently[2]

~65K

~200K Current Long-Acting Neb Patients

~200K Patients Inappropriately Using Short-Acting Nebs for Maintenance Therapy

~1.5M Patients on Handheld-Only Maintenance Regimens that **remain symptomatic** with Cognitive / Dexterity Challenges and/or Reduced Inspiratory Flow

1. Addressable patient population quantifies the number of patients within the intended target profile.
2. Estimated community patients on YUPELRI in 2023.

Sources: Citeline Pharma Custom Intelligence Primary Research April 2023, Symphony Health METYS Prescription Dashboard, SolutionsRx Med B FFS.

COPD, chronic obstructive pulmonary disease.

Theravance Biopharma
Medicines That Make a Difference
28

29 × ß Ï ÛÜ Ï ß Ï à Ï × Ü Ï ã Ï ß Ï Ý Ï Ú Ï á Ï à Ï Ü Ï 30,000 50,000 70,000 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Total Community TRx × Û Ï ÛÝ Ï ÛÚ Ï á Ï × Ü Ï ÛÚ Ï ß Ï Þ Ï á Ï â Ï ã Ï á Ï 10,000 20,000 30,000 40,000 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 • ‘Total Community’ includes Retail + DME • ~3 - month lag due to Med B FFS adjudication at DMEs Retail Only TRx • ‘Retail Only’ includes retail, mail and long - term - care • Data reported closer to “real - time” with less of lag • Faster growth in recent quarters, now accounts for ~45% of ‘Total Community’ Q /Q Growth Sources: Total Community: Retail + DME / Med B FFS through Jan’24 | Retail Only: Symphony Health METYS Prescription Dashboard through Mar’24. DME, durable medical equipment; TRx, total prescriptions. YUPELRI ® Total Community & Retail TRx Track Directionally Real - time Retail Data Serve as Proxy to Lagged Total Community Volume Trends

Appendix II: Ampreloxetine

Ampreloxetine Value Proposition

Significant Commercial Potential:

- ~40K MSA Patients with Symptomatic nOH in the US[1,2]
- ~ 5x the Addressable Population with the inclusion of Europe, Japan and China[3]
- Wholly-Owned by Theravance with Potential to Partner OUS
- Granted IP protection to 2037 in the US

Orphan Drug Designation Received

Highly Differentiated Efficacy and Safety, Addressing Key Unmet Needs[4]

High Probability of Success

1. *"Estimating the prevalence and incidence of multiple system atrophy in the USA: Insights from a national claims database"*, Parkinsonism and Related Disorders 11/4/2023; UC San Diego Dept. of Neurosciences (25K-75K): https://neurosciences.ucsd.edu/centers-programs/movement-disorders/community/disease-overview/msa.html; Thelansis nOH Market Report 2023; Internal claims analyses (IQVIA, Veeva, Real Chemistry). 2. Kalra DK, et al. Clin Med Insights: Cardiol. 2020 (70%-90%);14:1179546820953415; Delveinsight MSA Market Forecast (2023); Symptoms associated with orthostatic hypotension in pure autonomic failure and multiple systems atrophy, CJ Mathias (1999). 3. Thelansis nOH Market Report 2023; TBPH Internal Analysis. 4. Reflects Theravance Biopharma's expectations for ampreloxetine based on clinical trial data to date. Ampreloxetine is in development and not approved for any indication. Data on file. MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension.

Theravance Biopharma
Medicines That Make a Difference
31

MSA Prevalence in the United States: ~50K Patients

Recent Data Confirm Significant Population with Unmet Needs

UCSD Dept. of Neurosciences estimates 50K MSA patients[1]; multiple U.S. claims analyses support this approximation[2,3]

Ampreloxetine's addressable population: ~80% of MSA patients with symptomatic nOH[4,5]

Outdated estimates of MSA prevalence rely on limited reviews of health care practice data or door-to-door surveys[1,2]



~14K
~50K
~40K
MSA Patients: Outdated View
MSA Patients: Real-World Data
MSA Patients w/ nOH

1. Fanciulli A, Wenning GK. N Eng J Med 2015:372:249–63. 2. *"Estimating the prevalence and incidence of multiple system atrophy in the USA: Insights from a national claims database"*, Parkinsonism and Related Disorders 11/4/2023. 3. UC San Diego Dept. of Neurosciences (25K-75K): https://neurosciences.ucsd.edu/centers-programs/movement-disorders/community/disease-overview/msa.html; Thelansis nOH Market Report 2023; Internal claims analyses (IQVIA, Veeva, Real Chemistry). 4. Kalra DK, et al. Clin Med Insights: Cardiol. 2020 (70%-90%);14:1179546820953415. 5. Delveinsight MSA Market Forecast (2023); Symptoms associated with orthostatic hypotension in pure autonomic failure and multiple systems atrophy, CJ Mathias (1999).

MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension.

Theravance Biopharma
Medicines That Make a Difference
32

33 1. Thelansis nOH Market Report 2023; TBPH Internal Analysis. nOH graphics reflect the mid - point of the provided ranges. 2. Prevalence estimate for Germany, France, UK, Italy and Spain. MSA, multiple system atrophy; nOH neurogenic orthostatic hypotension. Ampreloxetine Ex - U.S. Opportunity Significant Unmet Needs in Leading Therapeutics Markets Prevalence in Europe 1,2 ~65,000 ~53 ,000 MSA Patients MSA Patients w/ nOH 45 - 60K MSA Patients with nOH Prevalence in China & Japan 1 ~ 150,000 ~98 ,000 MSA Patients MSA Patients w/ nOH 90 - 105K MSA Patients with nOH

High Unmet Need in Symptomatic nOH in MSA

Many Patients Suffer Debilitating Symptoms Without Adequate Therapy

Impact of MSA

- **MSA is an uncurable, progressive, neurological disorder** impacting autonomic functioning, movement, speech and balance
- Among neurological disorders, **MSA ranks as having the second most severe impact on quality of life**[1]

Impact of Neurological Conditions on Quality of Life[1]

Rank	Condition
1	ME/CFS
2	MSA
3	PSP
…	
12	Huntington's Disease
13	Traumatic Brain Injury
…	
34	Parkinson's Disease
35	Encephalitis

Burden of nOH on Patients


87%

87% of nOH patients report a reduced ability to perform activities[2,3]


42%

42% claim nOH has robbed them of their independence[2,3]

Theravance Biopharma
Medicines That Make a Difference

1. The Neurological Alliance, 2021/2022.
2. Merola A, et al., Mov Disord 2018.
3. Claassen DO, et al., BMC Neurol 2018.

ME/CFS, myalgic encephalomyelitis/chronic fatigue syndrome; MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension; PSP, progressive supranuclear palsy.

34

Ampreloxetine Offers Unique Hope

Potential Significant Advantages Over Current Options Without a Direct Comparator

	Droxidopa[1]	Ampreloxetine[3]
Indication	Symptomatic nOH in PD, PAF and MSA patients	Symptomatic nOH in MSA patients [intended indication]
Efficacy **Durability**	**OHSA#1(dizziness, lightheadedness only)** Clinical effectiveness **>2 weeks not established**	**OHSA Composite (all six symptoms)** Clinically meaningful and durable **responses >20 weeks**
Dosing	**3 times per day**, titration to effect	**Once-daily**
Safety	**Black box warning** for supine hypertension	**No signal for supine hypertension**
Opportunity	Low market penetration in MSA[2]	**Expected improved adherence and adoption** **Orphan pricing potential**

A safe, convenient treatment option with broad and durable effects is needed

Theravance Biopharma
Medicines That Make a Difference

1. NORTHERA® (droxidopa) [package insert]. Deerfield, IL: Lundbeck. 2014.
2. IQVIA Patient-Level Claims, 2019.
3. Reflects Theravance Biopharma's expectations for ampreloxetine based on clinical trial data to date. Ampreloxetine is in development and not approved for any indication. Data on file.

MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension; OHSA, orthostatic hypotension symptom assessment; PAF, pure autonomic failure; PD, Parkinson's disease.

35

CYPRESS:
Phase 3 randomized withdrawal (RWD) study in patients with MSA

High Probability of Technical Success


Double-blind RWD
Open-Label
Ampreloxetine 10 mg
Randomization 1:1
Ampreloxetine 10 mg
Placebo
Results
Once-daily treatment: 12 weeks
Once-daily treatment: 8 weeks
n~100
To be enrolled
n~60
Completers

CYPRESS KEYS:

- **Primary Endpoint: Change in OHSA Composite Score**
  - **Reduces Variability vs. Individual Symptom Score**
  - **Informed by Study 0170 Result**
- **Optimized Duration of Open-Label and RWD Periods**
- **Aligned with FDA**

Theravance Biopharma
Medicines That Make a Difference

Enrichment Strategies for Clinical Trials to Support Determination of Effectiveness of Human Drugs and Biological Products Guidance for Industry
https://www.fda.gov/media/121320/download
MSA, multiple system atrophy; OHSA, Orthostatic Hypotension Symptom Assessment; RWD, randomized withdrawal design.

36

37 Effective Treatment Requires Intact Peripheral Nerves REFERENCES: Fanciulli A, Wenning GK. Multiple - system atrophy. N Engl J Med. 2015;372(3):249 - 263. Jordan J, Shibao C, Biaggioni I. Multiple system atrophy: using clinical pharmacology to reveal pathophysiology. Clin Auton Res . 2015;25(1):53 - 59. MSA, multiple system atrophy.

38 BL, baseline; CI, confidence interval; MSA, multiple system atrophy; OHSA, orthostatic hypotension symptom assessment; RWD, r and omized withdrawal. Demonstrated Durable, Clinically - significant Symptom Improvements in MSA Patients 33 34 31 32 64 42 20 20 18 20 0 0 4 0 4 8 12 16 18 20 22 2 4 6 8 0169 4 - week double - blind 0170 6 - week RWD period 0170 16 - week open label period Placebo, n= Ampreloxetine, n= Week OHSA Composite Score Mean (95% CI) BL BL BL Ampreloxetine Placebo

Increased Norepinephrine, Prevented Blood Pressure Drop and Symptoms Worsening in MSA Patients 1, 2 39 1. Data from MSA patients. Error bars represent SE. * p < 0.05 comparison to baseline reported after 4 weeks of ampreloxetine ad ministration in study 0169. 2. Data from MSA patients at week 6 of the randomized withdrawal period of study 0170. BP, blood pressure; DHPG, dyhydroxyphenylglycol; LS, least - squares; MSA, multiple system atrophy; OHSA, orthostatic hypotension symptom assessment; SE, standard error; SEM, standard error of mean. Placebo Ampreloxetine 0.0 0.5 1.0 1.5 2.0 G e o m e t r i c M e a n R a t i o C h a n g e f r o m B a s e l i n e Mechanism of Action 1 3 min Standing BP Response 2 * * +57% - 0.03 p=0.0056 LS Mean Change in OHSA Composite (SEM) Worsening +1.54 Symptoms OHSA Composite 2 0.0 - 0.5 0.5 1.0 1.5 2.0 2.5 - 40 - 20 0 20 40 60 Worsening - 12.4 +6.1 Mean Change, mmHg (SE) Placebo Ampreloxetine Norepinephrine DHPG

Data from MSA patients at week 6 of the randomized withdrawal period of study 0170. Standing SBP measured at 3 min and supine SB P measured at 10 min. Line represents the mean +/ - standard deviation. MSA, multiple system atrophy; SBP, systolic blood pressure; SD, standard deviation. Prevented Worsening of Standing SBP in MSA Patients with No Impact on Supine SBP Placebo Ampreloxetine -40 -20 0 20 40 60 M e a n C h a n g e , m m H g ( S D ) Supine SBP No Difference + 1.6 + 0.5 • Standing blood pressure improvement of 18.5 mmHg compared to placebo during randomized withdrawal phase • No difference in supine blood pressure relative to placebo -40 -20 0 20 40 60 M e a n C h a n g e , m m H g ( S D ) - 12.4 + 6.1 Standing SBP Worsening No Signal for Supine Hypertension Observed in Safety Database of Over 800 Patients and Healthy Subjects 40

Appendix III: Corporate

42 1. 2024 Estimates assume mid - point of Guidance. Progress Against Financial Targets Reduction in Expense B ase C ombined with YUPELRI ® Net Sales Growth, and No D ebt $0 $50 $100 $150 $200 $250 $300 $350 ÜÚÜÛ ÜÚÜÜ ÜÚÜÝ 2024E R&D SG&A Share-Based Comp Severance & Restructuring Significant Expense Reductions $ millions $ millions $0 $50 $100 $150 $200 $250 ÜÚÜÚ ÜÚÜÛ ÜÚÜÜ ÜÚÜÝ 35% Share Total YUPELRI Net Sales Increased Net Sales $0 $100 $200 $300 $400 $500 $600 $700 ÜÚÜÚ ÜÚÜÝ Total Debt $ millions Debt Free 1

Granted Patent Protection Into Late 2030s 43 COPD, Chronic obstructive pulmonary disease ; nOH, neurogenic orthostatic hypotension; PTE, patent term extensions. Compound Invention Estimated Patent Expiry YUPELRI ® / revefenacin Composition of Matter 2028 (once PTE awarded) Polymorph 2030 - 2031 Method for the maintenance treatment of COPD patients 2039 Ampreloxetine Composition of Matter 2030 (plus PTE of up to 5 years) Method of Treating nOH 2037

44 Viatris Collaboration Agreement Revenue Theravance Entitled to Share of US profits (65% to Viatris; 35% to Theravance) 1. Any reimbursement from Viatris attributed to the 65% cost - sharing of our R&D expenses is characterized as a reduction of R&D expense. 2. Amount included as a receivable on the balance sheet as “Receivables from collaborative arrangements.” Viatris Collaboration Agreement Revenue Cash amount receivable from Viatris 1,2 Payment of shared Viatris expenses (35%) Reimbursement of shared Theravance expenses (65%) 35% of YUPELRI ® Net Sales Collaboration Revenue, in any given period can fluctuate by the absolute and relative expenses incurred by Viatris and Theravance, in addition to the Net Sales generated in the period